UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2015, Tornier N.V. (“Tornier”) issued a press release announcing its preliminary revenue for the fourth quarter and full year of 2014. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

To supplement Tornier’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), Tornier uses certain non-GAAP financial measures from time to time. Tornier’s press release issued on January 12, 2015 includes preliminary revenue and preliminary revenue growth rates, each on a constant currency basis, which remove the impact of changes in foreign currency exchange rates and are calculated by translating Tornier’s fourth quarter and full year of 2014 preliminary revenue results at fourth quarter and full year of 2013 average foreign currency exchange rates and, in the case of the preliminary revenue growth rates, then calculating the growth rate.

Tornier believes the non-GAAP financial measures used by Tornier provide additional meaningful information for measuring Tornier’s financial performance and are measures frequently used by Tornier’s management, as well as securities analysts and investors. Tornier uses non-GAAP financial measures as supplemental measures of its performance and believes such measures facilitate operating performance comparisons period to period and company to company by factoring out potential differences caused by charges not related to Tornier’s regular, ongoing business, including non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements and tax positions. Tornier’s management uses non-GAAP financial measures to assess the performance of Tornier’s core operations, analyze underlying trends in Tornier’s businesses, establish operational goals and forecasts, and evaluate Tornier’s performance period over period and in relation to the operating results of its competitors. Tornier’s management uses non-GAAP financial measures to help allocate its resources to both ongoing and prospective business initiatives and to help make budgeting and spending decisions, for example, between product development expenses, research and development expenses, and selling, general and administrative expenses. Tornier’s management is evaluated on the basis of several non-GAAP financial measures when determining achievement of performance incentive compensation goals.

Tornier believes that non-GAAP financial measures have limitations as analytical tools since they do not reflect all of the amounts associated with Tornier’s operating results as determined in accordance with GAAP and should only be used to evaluate Tornier’s operating results in conjunction with the corresponding GAAP measures. Accordingly, Tornier’s preliminary revenue and preliminary revenue growth rates, each on a constant currency basis, as presented in Tornier’s press release should not be used as a substitute for GAAP revenue or GAAP revenue growth rates. Additionally, the calculation of non-GAAP financial measures is not based on any comprehensive or standard set of accounting rules or principles. Accordingly, Tornier’s definition of preliminary revenue or preliminary revenue growth rates, each on a constant currency basis, may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes.

All of the non-GAAP financial measures used in Tornier’s press release are reconciled to the most directly comparable GAAP measure in the press release.

Tornier is furnishing the information contained in this report, including Exhibit 99.1 pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the

Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this current report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Beginning on or about January 12, 2015, representatives of Tornier intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.2 attached to this current report on Form 8-K. A copy of the presentation slides containing such information that may be disclosed by Tornier is attached as Exhibit 99.2 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Tornier expects to disclose the information contained in Exhibit 99.2, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2015.

Tornier is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD and Item 7.01 of Form 8-K. The information in Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of Tornier’s SEC filings and other public announcements that Tornier may make, by press release or otherwise, from time to time. Tornier undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.2, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this current report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Tornier N.V. on January 12, 2015 (furnished herewith)

99.2	Investor presentation slides to be used by Tornier N.V. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2015	TORNIER N.V.

	By:	/s/ Shawn T McCormick
Name: Shawn T McCormick
Title: Chief Financial Officer

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press release issued by Tornier N.V. on January 12, 2015	Furnished herewith

99.2	Investor presentation slides to be used by Tornier N.V.	Furnished herewith